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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 1, 2001

                       Commission File Number 0001067447

                          THE DERBY CYCLE CORPORATION
            (Exact name of registrant as specified in its charter)

                DELAWARE                                       31-1038896
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                        Identification No.)

                          The Derby Cycle Corporation
                     300 First Stamford Place (5th Floor)
                       Stamford, Connecticut 06902-6765
         (Address of principal executive offices, including zip code)
                           Telephone: (203) 961 1666
             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

The Derby Cycle Corporation (the "Company") has entered into an amendment (the "Amendment") to its credit agreement with its senior lenders, pursuant to which the senior lenders have waived a breach by the Company of the Consolidated Adjusted EBITDA covenant for the quarter ended December 31, 2000 and the potential breach of the Financial Indebtedness covenant for the month ending February 4, 2001 and the Consolidated Adjusted Cashflow for the 3-months ending February 4, 2001 for the sole purpose of permitting the Company to draw down on its credit facility. The Amendment requires the Company to use its best endeavors to sell certain non-core assets of the Company and to use the proceeds of any such sales to pay down its borrowings under the credit facility.

Notwithstanding entry into the Amendment, there can be no assurance that the senior lenders will (x) not pursue any remedies they may have against the Company or (y) waive any future defaults.

The Company is in the process of reviewing its business and in connection therewith has engaged Lazard Freres & Co. L.L.C. to render financial advisory services to the Company.

The following organizational changes have recently taken place.

The Company retained the services of Mr. Alan J. Finden-Crofts as its Executive Chairman effective from January 1, 2001. All executives now report to Mr. Finden-Crofts. Mr. Finden-Crofts, a director of the Company, acted as the Chief Executive Officer of the Company and its predecessor, Derby International Corporation SA, from April 1987 until May 1999. Mr. Finden-Crofts is also a director, Chairman and Chief Executive of Royal Worcester and Spode Ltd, the fine china and porcelain distribution and manufacturing business.

Mr. Gary S. Matthews, the President and Chief Executive Officer of the Company, has decided to leave the Company by June 30, 2001, but in the meantime has no continuing operational responsibility. Also, Mr. Daniel S. Lynch, the Chief Financial Officer of the Company, has decided to leave the Company. On January 11, 2001 the Company appointed Mr. John C. Burdett as Interim Chief Financial Officer. Mr. Burdett has been engaged by EIM Executive Interim Management AG from 1992 to date as Finance Director on a number of interim turnaround, restructuring, management buy-out/buy-in and IPO assignments.

The Company intends to move its principal executive offices from Stamford to Nottingham U.K. on February 28, 2001.

STATEMENTS ABOUT THE COMPANY'S FUTURE PERFORMANCE ARE FORWARD LOOKING STATEMENTS SUBJECT TO THE SAFE HARBOR CREATED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. MANAGEMENT CAUTIONS THAT THE COMPANY'S PERFORMANCE IS HIGHLY DEPENDENT UPON A VARIETY OF IMPORTANT FACTORS, INCLUDING, AMONG OTHER THINGS, CYCLES OF CUSTOMER ORDERS, SHIPMENTS OF COMPONENTS FROM FOREIGN SUPPLIERS, CHANGING CONSUMER TRENDS AND CURRENCY FLUCTUATIONS.
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Item 7. Financial Statements and Exhibits

Exhibits                                                             Page number

 10.12      Amendment Agreement relating to the Revolving                4
            Multicurrency Credit Facility of up to DM 209,355,403
            dated May 12, 1998


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

The Derby Cycle Corporation         Date


By:  /s/ Simon J. Goddard           February 7, 2001
    ------------------------
    Name: Simon J. Goddard
   Title: Vice President and Corporate Controller